STENA AB	Exhibit 8
Subsidiary List
As of December 31, 2006	Jurisdiction of Incorparation or Organization

AB PEGUN	Sweden
AB STENA FINANS	Sweden
ÅDRA KVARN I STOCKHOLM AB	Sweden
AFRAMAX II LTD	Bermuda
AKROFY INVESTMENT BV	The Netherlands
AVAC INC	USA
BACKA 110 KB	Sweden
BLOMSTERAFFÄREN VÄXTHUSET I LOCKRYD AB	Sweden
BLOMSTERLANDET ARENDAL AB	Sweden
BLOMSTERLANDET I G|$$|ADOTEBORG AB	Sweden
BLOMSTERLANDET I HALMSTAD AB	Sweden
BLOMSTERLANDET I J|$$|ADONK|$$|ADOPING AB	Sweden
BLOMSTERLANDET I LINK|$$|ADOPING AB	Sweden
BLOMSTERLANDET I NORRK|$$|ADOPING AB	Sweden
BLOMSTERLANDET I NORRLAND AB	Sweden
BLOMSTERLANDET I PARTILLE AB	Sweden
BLOMSTERLANDET I SK|$$|ADOVDE AB	Sweden
BLOMSTERLANDET I SMÅLAND AB	Sweden
BLOMSTERLANDET I STOCKHOLM AB	Sweden
BLOMSTERLANDET I VARBERG AB	Sweden
BLOMSTERLANDET I VÄNERSBORG AB	Sweden
BLOMSTERLANDET I VÄXJ|$$|ADO AB	Sweden
BLOMSTERLANDET MÄLARDALEN AB	Sweden
BLOMSTERLANDET SYD AB	Sweden
BOSTADS AB DROTT	Sweden
BOVAC SYSTEMS AB	Sweden
BRONSYXAN 16 KB	Sweden
BÜRO SCANDINAVIA BV	The Netherlands
CANYON CAPITAL CDO-2002 LTD	Cayman Island
CANYON CAPITAL CLO-2004 LTD	Cayman Island
CANYON CAPITAL CLO-2006 LTD	Cayman Island
CANYON CAPITAL CLO-2007 LTD	Cayman Island
DATAVÄGEN 2 KB	Sweden
DAVID 19, 20 & 29 KB	Sweden
DROTT FASTIGHETER I KARLSKRONA HB	Sweden
DROTT GUSTAF HB	Sweden
DROTT VÄSTBERGA HOLDING KB	Sweden
DROTT VÄSTBERGA KB	Sweden
ENVAC (M) BHD	Malaysia
ENVAC ASIA HOLDING LTD	China
ENVAC CENTRALSUG AB	Sweden
ENVAC CENTRALSUG CO LTD	South Korea
ENVAC DANMARK A/S	Denmark
ENVAC DEUTCHLAND GmbH	Germany

ENVAC ENVIRONMENT TECHNOLOGY (BEIJING) CO LTD	China
ENVAC ENVIRONMENT TECHNOLOGY CO LTD	China
ENVAC FAR EAST LTD	China
ENVAC IBERIA SA	Spain
ENVAC MIDDLE EAST FZE	United Arab Emirates
ENVAC NORGE AS	Norway
ENVAC SCANDINAVIA AB	Sweden
ENVAC SINGAPORE PTE LTD	Singapore
ENVAC UK LTD	Great Britain
EUROPORT A/S	Denmark
EVAEM PROBE BV	The Netherlands
FASTIGHETS AB 7035 I STOCKHOLM	Sweden
FASTIGHETS AB MAJÄNG	Sweden
FASTIGHETS AB MALM|$$|ADOHUS	Sweden
FASTIGHETS AB NIMBO	Sweden
FASTIGHETS AB R|$$|ADONNEBO	Sweden
FASTIGHETS AB SKANSEN	Sweden
FASTIGHETS AB TRIBUNE	Sweden
FASTIGHETSBOLAGET BARDUNEN HB	Sweden
FASTIGHETSBOLAGET TY-RED AB	Sweden
FLATÅS BYGGNADS AB	Sweden
FREEHAVEN LTD	Bermuda
GLOBAL NAVIGATION LTD	Bermuda
GRUBBS HANDELSTRÄDGÅRD AB	Sweden
GUANGZHOU ENVAC ENVIRONMENT CO LTD	China
GULLBERGSVASS 511 KB	Sweden
HERMODSDAL FASTIGHETER KB	Sweden
HILLERÖD 12 KB	Sweden
HOULDER MARINE SERVICES (HONG KONG) LTD	Hong-Kong
HUMMER AMSTERDAM BV	The Netherlands
HÄRÖD BLOMMOR AB	Sweden
HÖGANÄS 38:47 KB	Sweden
INGELSTAD 8 KB	Sweden
INVICTA MARINE MANNING LTD	Great Britain
KLARA OFFICE CENTER KB	Sweden
LINDÄNGEN FASTIGHETER KB	Sweden
LINKÄRVEN 6 KB	Sweden
LUND FÄLTSPATEN 1 KB	Sweden
LÖVGÄRDET BUSINESS AB	Sweden
LÖVGÄRDET BUSINESS KB	Sweden
LÖVGÄRDET RESIDENTIAL AB	Sweden
LÖVGÄRDET RESIDENTIAL KB	Sweden
MAGNINGVEST AB	Sweden
MALMÖ PARKERINGSHUS AB	Sweden
MARKTHALLE WINKELS HOLDING BV	The Netherlands
MARKTHALLEN GMBH	Germany
MERIDIEN SHIPPING SERVICES PTE LTD	Singapore
MONTEBELLO 3 I STOCKHOLM KB	Sweden
MOVAC AB	Sweden

MÜNDELHEIMERWEG BV	The Netherlands
NEDERGÅRDEN 21 KB	Sweden
NEDERGÅRDEN 22, 23 KB	Sweden
NORTHERN MARINE MANAGEMENT BULK AB	Sweden
NORTHERN MARINE MANAGEMENT RORO AB	Sweden
NORTHERN MARINE MANAGEMENT USA LLC	USA
NORTHERN MARINE MANAGEMENT (INDIA) PRIVATE LTD	India
NORTHERN MARINE MANAGEMENT LTD	Great Britain
NORTHERN MARINE MANAGEMENT SWEDEN AB	Sweden
NORTHERN MARINE MANNING SERVICES LTD	Great Britain
NORTHERN OCEANICS LTD	Great Britain
NYBORG 22 KB	Sweden
OCEANSPIRIT LTD	Bermuda
OPTIBAG SYSTEMS AB	Sweden
PANISLAND LTD	Bermuda
PANOCEAN LTD	Bermuda
PANVICTORY LTD	Bermuda
PANVISION LTD	Bermuda
PILEGÅRDEN 2 & 3 KB	Sweden
PREMISUS FASTIGHETS AB	Sweden
ROXEN GMBH	Germany
RÖRTÅNGEN 10 HB	Sweden
SAIL2SAVE BV	The Netherlands
SCANDLINES AB	Sweden
SCANDLINES SVERIGE AB	Sweden
SCAN-PORT GMBH HAFENANLAGEN	Germany
SCHIESSTRASSE KG	Germany
S-INVEST BUTIKS AB	Sweden
S-INVEST FASTIGHETS AB	Sweden
S-INVEST FASTIGHETS KB I GÖTEBORG	Sweden
S-INVEST FASTIGHETS KB I KARLSTAD	Sweden
S-INVEST FASTIGHETS KB I STENUNGSUND	Sweden
S-INVEST FASTIGHETS KB I STOCKHOLM	Sweden
S-INVEST FASTIGHETS KB I SVERIGE	Sweden
S-INVEST FASTIGHETS KB I UMEÅ	Sweden
S-INVEST FASTIGHETS KB I UPPSALA	Sweden
S-INVEST FASTIGHETS KB I VÄNERSBORG	Sweden
S-INVEST FASTIGHETS KB PÅ BACKAPLAN	Sweden
S-INVEST TRADING AB	Sweden
SKARPNÄCKS JUBILEUMSBOSTÄDER HB	Sweden
SKYE HOLDINGS LTD	Bermuda
SOLBACKEN 13 KB	Sweden
STENA (SWITZERLAND) AG	Switzerland
STENA (UK) LTD	Great Britain
STENA ADACTUM AB	Sweden
STENA AIRPORT REAL ESTATE BV	The Netherlands
STENA ASIAN PROPERTY INVESTMENTS BV	The Netherlands
STENA BERMUDA LINE LTD	Bermuda
STENA BIOT SARL	France
STENA BOSTADS AB	Sweden

STENA BULK AB	Sweden
STENA BULK AG	Switzerland
STENA BULK HOLDINGS LTD	Great Britain
STENA BULK LLC	United States
STENA BULK LTD	Great Britain
STENA BUREAUX SARL	France
STENA CYPRUS HOLDING LTD	Cyprus
STENA DEE A/S	Norway
STENA DON A/S	Norway
STENA DON AB	Sweden
STENA DON BV	The Netherlands
STENA DON CYPRUS LTD	Cyprus
STENA DON LTD	Bermuda
STENA DRILLING (AUSTRALIA) PTY LTD	Australia
STENA DRILLING A/S	Norway
STENA DRILLING HOLDINGS LTD	Great Britain
STENA DRILLING HR LTD	Great Britain
STENA DRILLING LTD	Great Britain
STENA DRILLING PTE LTD	Singapore
STENA DRILLMAX I LTD	Bermuda
STENA DRILLMAX II LTD	Bermuda
STENA EXPLORER LTD	The Netherlands
STENA FASTIGHETER 1 EXPLOATERINGS AB	Sweden
STENA FASTIGHETER 2 EXPLOATERINGS AB	Sweden
STENA FASTIGHETER 3 EXPLOATERING AB	Sweden
STENA FASTIGHETER AB	Sweden
STENA FASTIGHETER GÖTEBORG AB	Sweden
STENA FASTIGHETER HALMSTAD AB	Sweden
STENA FASTIGHETER HANINGE KB	Sweden
STENA FASTIGHETER LÖVGÄRDET	Sweden
STENA FASTIGHETER MALMHAU. AB	Sweden
STENA FASTIGHETER MALMÖ AB	Sweden
STENA FASTIGHETER NACKA AB	Sweden
STENA FASTIGHETER RAGNE AB	Sweden
STENA FASTIGHETER SLOTTSTADEN AB	Sweden
STENA FASTIGHETER SLÄTTA DAMM AB	Sweden
STENA FASTIGHETER SMYCKEPARKEN AB	Sweden
STENA FASTIGHETER STOCKHOLM AB	Sweden
STENA FASTIGHETER STOCKSUNDET AB	Sweden
STENA FASTIGHETER SYD AB	Sweden
STENA FASTIGHETER TYNNERED AB	Sweden
STENA FASTIGHETER UMEÅ AB	Sweden
STENA FASTIGHETER UPPSALA AB	Sweden
STENA FASTIGHETER VÄST AB	Sweden
STENA FASTIGHETER ÖST AB	Sweden
STENA FASTIGHETSFÖRVALTNING AB	Sweden
STENA FERRIES LTD	Great Britain
STENA FINANCE (UK) LTD	Great Britain
STENA FINANCE BV	The Netherlands
STENA FINANZVERWALTUNGS AG	Switzerland

STENA FLORIDA LINE LTD	Bermuda
STENA FORTH LTD	Bermuda
STENA HOLLAND BV	The Netherlands
STENA HSD LTD	Great Britain
STENA HSS I AG	Switzerland
STENA HSS II AG	Switzerland
STENA INSURANCE AG	Switzerland
STENA INTERNATIONAL SARL	Luxembourg
STENA INVESTMENT LTD	Bermuda
STENA INVESTMENT LUXEMBOURG SARL	Luxembourg
STENA JURA LTD	Jersey, UK
STENA KOG-FASTIGHETER KB	Sweden
STENA LES DEUX ARTS SARL	France
STENA LINE (IRISH SEA) LTD	Great Britain
STENA LINE (NORTH SEA) LTD	Great Britain
STENA LINE (UK) LTD	Great Britain
STENA LINE (UK) OPERATIONS FINANCE LTD	Great Britain
STENA LINE BV	The Netherlands
STENA LINE CAIRNRYAN LTD	Great Britain
STENA LINE DENMARK A/S	Denmark
STENA LINE DISTRIBUTION (HOLDINGS) LTD	Great Britain
STENA LINE DISTRIBUTION LTD	Great Britain
STENA LINE FERRIES BV	The Netherlands
STENA LINE HOLDING BV	The Netherlands
STENA LINE HOLIDAYS LTD	Great Britain
STENA LINE IT SERVICES AB	Sweden
STENA LINE IT SERVICES LTD	Great Britain
STENA LINE LTD	Great Britain
STENA LINE MANNING SERVICES LTD	Great Britain
STENA LINE NOMINEES LTD	Great Britain
STENA LINE NORGE A/S	Norway
STENA LINE NORTH SEA PTE LTD	Singapore
STENA LINE POLSKA SP	Poland
STENA LINE PORTS LTD	Great Britain
STENA LINE PTE LTD	Singapore
STENA LINE SCANDINAVIA AB	Sweden
STENA LINE SCOTLAND LTD	Great Britain
STENA LINE SERVICES ApS	Denmark
STENA LINE SHIPHOLDING BV	The Netherlands
STENA LINE SHIPS BV	The Netherlands
STENA LINE STEVEDORING HOLLAND BV	The Netherlands
STENA LINE SWEDEN AB	Sweden
STENA LINE TREASURY AB	Sweden
STENA MANAGEMENT B.V.	The Netherlands
STENA MARITIME (FRANCE) SAS	France
STENA MARITIME AG	Switzerland
STENA MP SARL	France
STENA NORTH SEA LTD LTD	Great Britain
STENA PHT SARL	France
STENA PROPERTY BV	The Netherlands

STENA PROPERTY SA	Luxembourg
STENA REALTY BV	The Netherlands
STENA REDERI AB	Sweden
STENA REEDEREI GMBH	Germany
STENA RENEWABLE ENERGY AB	Sweden
STENA RIG CHARTERING LTD	Great Britain
STENA ROPAX LTD	Great Britain
STENA RORO AB	Sweden
STENA SUBSEA LEASING LTD	Great Britain
STENA TANKER MANAGEMENT LTD	Bermuda
STENA TAY CYPRUS LTD	Cyprus
STENA TAY (HUNGARY) KFT	Hungary
STENA TAY HUNGARY BRANCH	Luxembourg
STENA TREASURY B.V.	The Netherlands
STENA TRUST BV	The Netherlands
STENA USA PROPERTY INVESTMENTS BV	The Netherlands
STENA VITAE LTD	Great Britain
STENA VOYAGER LTD	The Netherlands
STENLOYAL LTD	Great Britain
SUNDSSERVICE AB	Sweden
SWEDISH CALEDONIAN MARINE MANAGEMENT LTD	Great Britain
TRITEC MARINE CONSULTANT LTD	Great Britain
TYNNERED KB	Sweden
UGGLUM 14 KB	Sweden
VEGABYGGEN 6 KB	Sweden
VERHAK GRUNDSTÜCKSVERWALTUNGS GMBH	Germany
VERHAK GRUNDSTÜCKSVERWALTUNGS GMBH & CO	The Netherlands
VERHUISTAEK BV	The Netherlands
VIKING MARINE MANAGEMENT PTE LTD	Singapore
WAHRENBERG 10 HB	Sweden